UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

BROADSCALE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40057	85-3814555
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, Suite 1111 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 849-9975

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-fourth of one redeemable warrant	SCLEU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	SCLE	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	SCLEW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 6, 2022, stockholders of Broadscale Acquisition Corp. (the “Company”) approved amendments (collectively the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to, among other things, change the date (the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses, which is referred to as the initial Business Combination, or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem (the “Redemption”) all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The Charter Amendment changes the Original Termination Date from February 17, 2023 to December 8, 2022 (such date, the “Amended Termination Date”).

The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 6, 2022. A copy of the Charter Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

The Company has (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated Redemption, liquidation and dissolution; and (ii) requested that Nasdaq (A) suspend trading of the Company’s shares of Class A Common Stock, redeemable warrants to purchase shares of Class A Common Stock (the “Redeemable Warrants”) and units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant (the units, together with the Class A Common Stock and the Redeemable Warrants, the “Securities”) effective before the opening of trading on December 12, 2022, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on Nasdaq.

The Company expects that Nasdaq will file Form 25 with the SEC on or about December 9, 2022, upon which the delisting of the Company’s Securities will become effective. Following that, the Company intends to file Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Company’s special meeting of stockholders held on December 6, 2022 (the “Special Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve an amendment to the Charter to change the Original Termination Date to the Amended Termination Date (“Proposal 1”); (b) a proposal to approve an amendment to the Charter to reduce the redemption limitation contained in the Charter (“Proposal 2”); and (c) a proposal to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of Proposal 1 or Proposal 2 or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

Proposal 1

Votes for	Votes against	Abstentions
32,305,527	6,371	20

Accordingly, Proposal 1 was approved.

Proposal 2

Votes for	Votes against	Abstentions
32,306,988	4,410	520

Accordingly, Proposal 2 was approved.

Adjournment Proposal

The stockholders approved an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, Proposal 1 and Proposal 2.

Votes for	Votes against	Abstentions
32,241,575	69,822	520

Accordingly, the Adjournment Proposal was approved.

In connection with the approval and implementation of the Charter Amendment, the holders of 33,825,224 Public Shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.08 per share, for an aggregate redemption amount of approximately $340.95 million. Following such redemptions, 674,776 Public Shares remain outstanding.

Item 8.01 Other Events.

In the Redemption, the Public Shares will be redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses) (the “Redemption Amount”), by (B) the total number of then outstanding Public Shares. The Redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any). There will be no redemption rights or liquidating distributions with respect to the Redeemable Warrants, which will expire worthless upon the liquidation of the Company.

The Company estimates that the total Redemption Amount will be approximately $6.75 million, and the per-share Redemption Amount will be approximately $10.00.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2022	BROADSCALE ACQUISITION CORP.

	By:	/s/ Jeffrey F. Brotman
	Name:	Jeffrey F. Brotman
	Title:	Chief Legal Officer and Secretary

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